         AMERICAN STRATEGIC
         INCOME PORTFOLIO III
         CSP




         SEMIANNUAL REPORT
         NOVEMBER 30, 2000




[LOGO]FIRST AMERICAN-Registered Trademark-
      Asset Management

[LOGO]FIRST AMERICAN-Registered Trademark-
      Asset Management


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
    TABLE OF CONTENTS
 1  Fund Overview

 4  Financial Statements and Notes

14  Investments in Securities

18  Shareholder Update


AMERICAN STRATEGIC INCOME PORTFOLIO III


PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.


------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS
------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 2000

                                  One Year      Five Year    Since Inception
                                                                3/25/1993
American Strategic Income
  Portfolio III                    10.83%         8.29%          7.14%
Lehman Brothers Mutual Fund
  Government/Mortgage Index         9.81%         6.55%          6.59%

The average annualized total returns for American Strategic Income Portfolio III are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 2000, were 10.02%, 10.31%, and 5.96%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio III is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 2000.

------------------------------------------------------------------------------



------------------------------------------------------------------------------
          NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
------------------------------------------------------------------------------

        FUND
            OVERVIEW

------------------------------------------------------------------------------

FUND MANAGEMENT


JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 15 years of financial experience.


DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 22 years of financial experience.


RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 15 years of financial experience.


------------------------------------------------------------------------------
January 15, 2001

AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A TOTAL RETURN OF 8.57% FOR THE SIX MONTHS ENDING NOVEMBER 30, 2000, BASED ON ITS NET ASSET VALUE (NAV). The fund outperformed the 7.73% return of its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund returned 11.60% based on its market price over the same time frame. Increases in both the fund's income levels and the prices of its holdings, due to loan purchases and falling interest rates, contributed to its positive performance.

THE RECENT DOWNWARD TREND IN INTEREST RATES AND THE FEDERAL RESERVE'S RATE CUTS AFTER THE PERIOD END PROVED TO BE BENEFICIAL TO THE FUND'S INCOME STREAM. Lower short-term rates decreased our borrowing costs, which helped increase the income levels of the fund and also the fund's NAV. The fund paid out $0.5125 per share in dividends during the six months, resulting in an annualized distribution rate of 9.11% based on the November 30, 2000 market price. The increasing income stream also allowed the fund's dividend reserve to increase to 6.31 cents per share as of the end of the reporting period.

THE NAV OF THE FUND WAS ALSO POSITIVELY IMPACTED AS THE LOWER RATE ENVIRONMENT INCREASED THE PRICES OF OUR WHOLE LOANS AND MORTGAGE-BACKED SECURITIES. The NAV of the fund ended the period at $12.14 per share, up from $11.67 per share six months ago. The fund's market price of $11.25 per share continued to trade at a discount to its NAV. However, in the past two months share prices have increased, narrowing the discount to -3.25% as of the date of this letter. Keep in mind that past performance is no guarantee of future results, and the fund's NAV, market price, and distribution rate will fluctuate.



*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
------------------------------------------------------------------------------
As a percentage of total assets on November 30, 2000

Commercial Loans            23%
Other Assets                 1%
Multifamily Loans           42%
Single-family Loans         14%
U.S. Agency Mortgage-
  backed Securities         18%
Private Fixed-rate
  Mortgage-backed
  Securities                 2%

------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
------------------------------------------------------------------------------

The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 2000, based on principal amounts outstanding.

Current                83.1%
----------------------------
30 Days                 9.3%
----------------------------
60 Days                 2.7%
----------------------------
90 Days                 1.0%
----------------------------
120+ Days               3.9%
----------------------------

** As of November 30, 2000, there were no multifamily or commercial loans delinquent.
------------------------------------------------------------------------------

1   2000 Semiannual Report - American Strategic Income Portfolio III

BECAUSE OF SIGNS OF A WEAKENING ECONOMY IN OCTOBER AND NOVEMBER, WE SOLD 39% OF OUR SINGLE-FAMILY WHOLE LOANS AT FAVORABLE PRICES AND PRIMARILY REPLACED THEM WITH U.S. AGENCY MORTGAGE-BACKED SECURITIES. These agency securities, mainly Freddie Macs (Federal Home Loan Mortgage Corporation) and Fannie Maes (Federal National Mortgage Association), currently offer attractive net income to the fund and they reduce the overall credit risk in the portfolio because they are AAA-rated. Agency securities represented about 18% of the fund's total assets at period end, up from 15% on May 31, 2000. We also slightly increased the weighting in commercial loans to 23% of the fund's total assets and multifamily loans to 42% of total assets. We currently find the commercial loan market offers more opportunities than single-family or multifamily loans. Therefore, the board of directors recently approved an increase to the limit of commercial loans in the fund from 25% to 35% of total assets. Whole loans-including single-family, multifamily, and commercial-continued to represent the majority of the portfolio with 79% of total assets collectively.

WE MAINTAINED OUR EMPHASIS ON GEOGRAPHICAL DIVERSIFICATION AS A WAY TO HELP US MANAGE THE CREDIT RISK THAT IS INHERENT TO THIS FUND. We spread out our loan investments in a variety of states to help avoid the risk of an economic downturn in any one region. The recent release of the year 2000 U.S. census results confirmed that we are heavily weighted in states which are experiencing the most population and job growth, especially in the Southern and Southwestern regions of the United States.

WE BELIEVE THE FEDERAL RESERVE'S DILIGENCE WITH MONETARY POLICY WILL KEEP THE ECONOMY HEALTHY AND OUT OF A RECESSION WHICH WILL BENEFIT THE FUND OVER THE LONG TERM. The only downfall to lower rates going forward is that the fund may start to see a higher level of prepayments as people



------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its total principal value.

                     [MAP OF THE UNITED STATES]

Alabama                           Less than 0.50%
Alaska                            Less than 0.50%
Arizona                           6%
Arkansas                          Less than 0.50%
California                        7%
Colorado                          6%
Connecticut                       1%
Delaware                          Less than 0.50%
Florida                           7%
Georgia                           Less than 0.50%
Hawaii
Idaho                             Less than 0.50%
Illinois                          Less than 0.50%
Indiana                           Less than 0.50%
Iowa                              Less than 0.50%
Kansas                            Less than 0.50%
Kentucky                          Less than 0.50%
Louisiana                         1%
Maine                             Less than 0.50%
Maryland                          Less than 0.50%
Massachusetts                     1%
Michigan                          Less than 0.50%
Minnesota                         6%
Mississippi                       Less than 0.50%
Missouri                          Less than 0.50%
Montana                           Less than 0.50%
Nebraska                          Less than 0.50%
Nevada                            5%
New Hampshire                     Less than 0.50%
New Jersey                        1%
New Mexico                        1%
New York                          2%
North Carolina                    Less than 0.50%
North Dakota                      1%
Ohio                              Less than 0.50%
Oklahoma                          11%
Oregon                            5%
Pennsylvania                      Less than 0.50%
Rhode Island                      Less than 0.50%
South Carolina                    Less than 0.50%
South Dakota
Tennessee                         1%
Texas                             30%
Utah                              2%
Vermont
Virginia                          Less than 0.50%
Washington                        4%
West Virginia                     Less than 0.50%
Wisconsin                         Less than 0.50%
Wyoming                           Less than 0.50%

------------------------------------------------------------------------------

  2   2000 Semiannual Report - American Strategic Income Portfolio III
refinance their mortgages to lock in lower rates. We would then have to reinvest these proceeds into lower-yielding investments for the fund. To help offset some of this risk, the fund's multifamily and commercial loans have prepayment penalties. In the past six months the fund has received $408,077 in prepayment penalties from these borrowers. A recession would be the most harmful environment for the fund as the risk of credit losses from loans defaulting would increase. The fund would suffer losses if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund has had net credit losses of $0.08 per share.

AT THE UPCOMING ANNUAL MEETING, WE WILL AGAIN ASK SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST
(REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage portfolios of real estate to earn profits for shareholders and their preferred stock pays out a specific dividend rate. We still see good values in this market and are asking shareholders to approve investing in these securities. We hope you will take a few minutes to read, vote on, and return the proxy you will receive in the mail. The proxy contains complete information about the proposal.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO III AND THE TRUST YOU HAVE PLACED IN OUR MANAGEMENT TEAM. In this volatile market and interest rate environment, we will remain diligent in monitoring the fund's holdings to avoid credit losses and maintain an attractive income stream.


------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth quarter 2001. This tender offer would be at net asset value (NAV), less expenses of the tender offer, and is contingent upon the discount between the fund's market price and NAV per share exceeding five percent during the twelve weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

------------------------------------------------------------------------------
3   2000 Semiannual Report - American Strategic Income Portfolio III

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $339,636,389
Real estate owned (identified cost: $545,372) (note 2) .....         524,905
Cash in bank on demand deposit  ............................         604,239
Accrued interest receivable  ...............................       2,293,690
Other assets  ..............................................         177,170
                                                                ------------
  Total assets  ............................................     343,236,393
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      83,561,000
Accrued investment management fee  .........................         140,791
Accrued administrative fee  ................................          45,166
Accrued interest  ..........................................         285,226
Other accrued expenses  ....................................           5,946
                                                                ------------
  Total liabilities  .......................................      84,038,129
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $259,198,264
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $312,303,603
Undistributed net investment income  .......................       1,347,699
Accumulated net realized loss on investments  ..............     (58,363,364)
Unrealized appreciation of investments  ....................       3,910,326
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $259,198,264
                                                                ============

* Investments in securities at identified cost  ............    $335,705,236
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $259,198,264
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      21,343,292
Net asset value  ...........................................    $      12.14
Market price  ..............................................    $      11.25

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      4  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended November 30, 2000
 ................................................................................

INCOME:
Interest (net of interest expense of $3,168,441) ...........    $12,154,729
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        787,028
Administrative fee  ........................................        316,882
Custodian and accounting fees  .............................         22,562
Transfer agent fees  .......................................         11,432
Reports to shareholders  ...................................         42,917
Mortgage servicing fees  ...................................        184,587
Directors' fees  ...........................................          1,526
Audit and legal fees  ......................................         40,899
Operating expenses from real estate owned  .................          7,568
Other expenses  ............................................         68,118
                                                                -----------
  Total expenses  ..........................................      1,483,519
                                                                -----------

  Net investment income  ...................................     10,671,210
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS: (NOTE 4):
Net realized gain on investments in securities  ............         21,569
Net realized gain on real estate owned  ....................         25,153
                                                                -----------
  Net realized gain on investments  ........................         46,722
Net change in unrealized appreciation or depreciation of
  investments  .............................................     10,274,427
                                                                -----------

  Net gain on investments  .................................     10,321,149
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $20,992,359
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      5  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended November 30, 2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $ 12,154,729
Net expenses ...............................................      (1,483,519)
                                                                ------------
  Net investment income ....................................      10,671,210
                                                                ------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................         122,474
  Net amortization of bond discount and premium ............         (39,676)
  Change in accrued fees and expenses ......................         (78,703)
  Change in other assets ...................................        (162,076)
                                                                ------------
    Total adjustments ......................................        (157,981)
                                                                ------------

    Net cash provided by operating activities ..............      10,513,229
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      37,466,553
Purchases of investments ...................................     (45,249,687)
Net sales of short-term securities .........................         457,329
                                                                ------------

    Net cash used by investing activities ..................      (7,325,805)
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............       7,965,000
Distributions paid to shareholders .........................     (10,938,440)
                                                                ------------

    Net cash used by financing activities ..................      (2,973,440)
                                                                ------------
Net increase in cash .......................................         213,984
Cash at beginning of period ................................         390,255
                                                                ------------

    Cash at end of period ..................................    $    604,239
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  3,190,797
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      6  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  11/30/00         YEAR ENDED
                                                                (UNAUDITED)         5/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 10,671,210      $ 22,311,301
Net realized gain (loss) on investments  ...................          46,722        (4,346,610)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      10,274,427        (7,397,947)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....      20,992,359        10,566,744
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (10,938,440)      (24,370,327)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....              --       (29,861,618)
                                                                ------------      ------------
  Total increase (decrease) in net assets  .................      10,053,919       (43,665,201)

Net assets at beginning of period  .........................     249,144,345       292,059,416
                                                                ------------      ------------

Net assets at end of period  ...............................    $259,198,264      $249,144,345
                                                                ============      ============

Undistributed net investment income  .......................    $  1,347,699      $  1,614,929
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

      7  2000 Semiannual Report - American Strategic Income Portfolio III

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilties. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the

--------------------------------------------------------------------------------

      8  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 2000, loans representing 1.5% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 7.5% of total single family principal outstanding at November, 30, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized a net realized gain of $25,153 or $0.001 per share on real estate sold during the six months ended November 30, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 2000, the fund owned seven single family homes with an aggregate value of $524,905, or 0.21% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended November 30, 2000, the average borrowings outstanding were $87,176,833 and the average coupon was 6.91%.

--------------------------------------------------------------------------------

      9  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 2000, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

--------------------------------------------------------------------------------

      10  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended November 30, 2000, the effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended November 30, 2000, the fund paid $18,797 for custody services to U.S. Bank.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the six months ended November 30, 2000 aggregated $45,289,363 and $37,466,553, respectively. Included in proceeds from sales are $171,535 from sales of real estate owned and $408,077 from prepayment penalties.
--------------------------------------------------------------------------------

      11  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at May 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                          $18,771,178       2003
                                           34,420,675       2004
                                              871,623       2005
                                               69,740       2008
                                          -----------
                                          $54,133,216
                                          ===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The funds board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 1,203,423 (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

              PERIOD                           % OUTSTANDING                 WEIGHTED AVERAGE
               ENDED                  SHARES      SHARES          COST       DISCOUNT FROM NAV
-----------------------------------  --------  -------------  -------------  -----------------
              5/31/00                 122,700         0.51%    $1,403,906              5.03%

                      No shares were repurchased during the six months ended November 30, 2000.

                      REPURCHASE OFFER
                      During the last fiscal year, the fund completed an offer to shareholders to repurchase up to 10% of its outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 10, 1999, by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  ------------
    10%        2,371,476     $11.98    $28,410,282

(7) PENDING
    ACQUISITION
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firststar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.

--------------------------------------------------------------------------------

      12  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                              Six
                                            months
                                             Ended       Year         Year          Year        Year        Year
                                           11/30/00      Ended        Ended        Ended       Ended       Ended
                                          (Unaudited)   5/31/00    5/31/99(e)     5/31/98     5/31/97     5/31/96
                                          -----------  ---------  -------------  ----------  ----------  ----------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $   11.67    $ 12.25    $    12.46     $ 12.12     $ 12.25     $ 12.50
                                           ---------    -------    ----------     -------     -------     -------
Operations:
  Net investment income ................        0.50       1.00          1.05        1.02        1.00        0.99
  Net realized and unrealized gains
    (losses) on investments ............        0.48      (0.53)        (0.24)       0.37       (0.13)         --
                                           ---------    -------    ----------     -------     -------     -------
    Total from operations ..............        0.98       0.47          0.81        1.39        0.87        0.99
                                           ---------    -------    ----------     -------     -------     -------
Distributions to shareholders:
  From net investment income ...........       (0.51)     (1.05)        (1.02)      (1.05)      (1.00)      (1.24)
                                           ---------    -------    ----------     -------     -------     -------
Net asset value, end of period .........   $   12.14    $ 11.67    $    12.25     $ 12.46     $ 12.12     $ 12.25
                                           =========    =======    ==========     =======     =======     =======
Per-share market value, end
  of period ............................   $   11.25    $ 10.56    $    11.88     $ 11.38     $ 11.13     $ 10.25
                                           =========    =======    ==========     =======     =======     =======
SELECTED INFORMATION
Total return, net asset value(a) .......        8.57%      3.99%         6.61%      11.86%       7.43%       8.17%
Total return, market value(b) ..........       11.60%     (2.20)%       13.80%      12.05%      19.18%       3.20%
Net assets at end of period
  (in millions) ........................   $     259    $   249    $      292     $   300     $   324     $   328
Ratio of expenses to average weekly net
  assets including interest
  expense(c) ...........................        3.66%(f)     3.55%        3.39%      3.47%       3.84%       2.66%
Ratio of expenses to average weekly net
  assets excluding interest
  expense(c) ...........................        1.17%(f)     1.21%        1.19%      1.42%       1.34%       1.29%
Ratio of net investment income to
  average weekly net assets ............        8.39%(f)     8.30%        8.39%      8.22%       8.22%       7.92%
Portfolio turnover rate (excluding
  short-term securities) ...............          11%        28%           44%         58%         46%        121%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $      84    $    76    $      132     $    99     $    84     $    81
Per-share amount of borrowings
  outstanding at end of period .........   $    3.92    $  3.54    $     5.53     $  4.11     $  3.12     $  3.03
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $   16.05    $ 15.21    $    17.78     $ 16.57     $ 15.24     $ 15.28
Asset coverage ratio(d) ................         410%       430%          322%        403%        488%        504%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02% FROM FEDERAL EXCISE TAXES IN FISCAL YEAR 1996. FISCAL 1998 AND 1997 RATIOS INCLUDE 0.05% AND 0.08%, RESPECTIVELY, OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(f)  ANNUALIZED

--------------------------------------------------------------------------------

      13  2000 Semiannual Report - American Strategic Income Portfolio III

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------


AMERICAN STRATEGIC INCOME PORTFOLIO III                                       November 30, 2000
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.2%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (24.2%):
    FIXED RATE (24.2%):
      9.00%, FHLMC, 7/1/30 ..............................  7/17/00   $13,617,058(b)  $ 13,992,771     $ 14,051,170
      6.50%, FNMA, 6/1/29 ...............................  5/17/99    12,915,331(b)    12,822,182       12,552,152
      8.00%, FNMA, 6/1/30 ...............................   5/9/00     8,665,014(b)     8,550,487        8,832,942
      7.50%, FNMA, 4/1/30 ...............................   5/9/00     9,648,588(b)     9,308,026        9,714,970
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     8,706,443(b)     8,399,807        8,766,344
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     8,775,431(b)     8,659,446        8,945,499
                                                                                     ------------     ------------
                                                                                       61,732,719       62,863,076
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              61,732,719       62,863,076
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (2.2%):
  FIXED RATE (2.2%):
      8.79%, First Gibralter, Series 1992-MM,
        Class B, 10/25/21 ...............................  7/15/93     1,122,082(e)       464,031               --
      9.25%, Oly Mckinny, 8/11/03                          8/11/00     5,500,000(e)     5,500,000        5,610,000
                                                                                     ------------     ------------
                                                                                        5,964,031        5,610,000
                                                                                     ------------     ------------

        Total Private Mortgage-Backed Securities  .......                               5,964,031        5,610,000
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (103.9%):
  COMMERCIAL LOANS (29.9%):
      1200 Washington, 9.65%, 12/1/05 ...................  11/21/00    2,950,000        2,950,000        3,097,500
      4295/4299 San Felipe Associates LP,
        9.33%, 8/1/06 ...................................  7/12/00     5,150,000        5,150,000        5,407,500
      Academy Spectrum, 7.70%, 5/9/01 ...................  4/20/99     4,469,768        4,469,768        4,379,072
      Airport Plaza Offices, 8.75%, 5/1/01 ..............   5/1/96       704,867          704,867          569,721
      Blacklake Place I and II, 8.66%, 9/1/07 ...........  8/12/97     4,664,172        4,664,172        4,800,650
      Blacklake Place III, 8.66%, 9/1/07 ................  8/12/97     2,332,086        2,332,086        2,393,018
      Brookhollow West and Northwest Technical Center,
        9.20%, 8/1/02 ...................................  7/29/97     3,536,626        3,536,626        3,571,993
      Commerce Center, 8.75%, 5/1/01 ....................   5/1/96     1,832,654        1,832,654        1,481,275
      CUBB Properties Mobile Home Park,
        8.03%, 11/1/07 ..................................  11/4/97     2,750,289        2,750,289        2,791,293
      Denmark House Office Building I, 8.80%, 2/1/05 .     1/28/00     5,400,000        5,400,000        5,527,094
      Denmark House Office Building II,
        11.38%, 2/1/05 ..................................  1/28/00     1,060,000        1,060,000          994,193
      Duncan Office Building, 7.88%, 6/1/08 .............  5/19/98       709,412          709,412          706,858

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Indian Street Shoppes, 7.88%, 2/1/09 ..............  1/27/99   $ 2,265,337     $  2,265,337     $  2,222,987
      Jackson Street Parking Lot, 8.50%, 7/1/07 .........  6/30/98       247,724          247,724          250,202
      Jackson Street Warehouse, 8.53%, 7/1/07 ...........  6/30/98     2,920,597        2,920,597        3,009,664
      Jefferson Office Building, 7.38%, 12/1/13 .........  11/5/98     1,064,378        1,064,378        1,030,947
      John Brown Office Building, 8.80%, 6/1/03 .........  7/23/97     4,715,966        4,715,966        4,798,213
      Kimball Professional Office Building,
        7.88%, 7/1/08 ...................................   7/2/98     2,274,209        2,274,209        2,254,228
      Lake Pointe Corporate Center, 8.57%, 7/1/07 .......   7/7/97     3,783,040        3,783,040        3,896,335
      LAX Air Freight Center, 7.90%, 1/1/08 .............  12/29/97    3,321,676        3,321,676        3,323,559
      Meridian Corporate Center, 9.07%, 8/1/02 ..........   8/1/97     2,292,583        2,292,583        2,320,667
      North Austin Business Center, 9.05%, 5/1/07 .......  4/10/97     2,967,090        2,967,090        3,115,445
      One Metro Square Office Building,
        8.78%, 10/1/02 ..................................  9/24/97     2,874,878        2,874,878        2,874,878
      Pacific Shores Mobile Home Park II,
        11.00%, 10/1/06 .................................  9/27/96       619,892          616,793          650,887
      Pilot Knob Service Center, 8.95%, 7/1/07 ..........  6/20/97     1,462,480        1,462,480        1,535,011
      PMG Plaza, 8.95%, 4/1/04 ..........................  3/20/97     2,483,700        2,483,700        2,519,405
      Santa Monice Center, 9.30%, 2/1/07 ................  1/27/00     4,958,212        4,958,212        5,057,376
      Shoppes at Jonathan's Landing, 7.95%, 5/1/10 ......  4/12/00     2,987,842        2,987,842        2,935,641
                                                                                     ------------     ------------
                                                                                       76,796,379       77,515,611
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (55.0%):
      Ambassador House Apartments, 8.10%, 2/1/10 ........   1/5/00     3,479,144        3,479,144        3,550,157
      Arbor Parks and Woodridge Apartments,
        7.53%, 9/1/03 ...................................  8/27/98    17,194,045       17,194,045       17,054,103
      Bluff Creek Apartments I, 7.68%, 4/1/04 ...........   3/5/99     7,886,250        7,886,250        7,845,159
      Bluff Creek Apartments II, 14.88%, 4/1/04 .........  2/16/00     1,498,189        1,498,189        1,458,401
      Boardwalk Apartments, 7.33%, 2/1/08 ...............  1/16/98     5,250,878        5,250,878        5,015,982
      Clackamas Trail Apartments, 9.44%, 7/1/01 .........   7/3/97    13,817,548       13,817,548       12,709,381
      Crescent Oaks Apartments I, 9.30%, 7/1/03 .........  6/22/00     3,890,000        3,890,000        4,001,472
      Crescent Oaks Apartments II, 12.88%, 7/1/03 .......  6/22/00       385,000          385,000          346,301
      El Toro Blanco Apartments, 9.93%, 1/1/02 ..........   1/3/95     1,295,112        1,264,054        1,321,015
      Falls Apartments, 9.88%, 7/1/03 ...................  5/12/93     3,767,911        3,727,390        3,843,269
      Faronia Square Apartments, 10.30%, 1/1/02 .........  12/30/94    3,460,089        3,425,488        3,529,290

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

      14  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Geneva Village Apartments, 9.38%, 11/1/04 .........  10/14/94  $ 1,092,662     $  1,088,636     $  1,138,817
      Grand Forks Multifamily, 10.90%, 12/1/01 ..........  11/9/94     2,273,412        2,263,332        2,296,147
      Green Valley Apartments I, 9.80%, 5/1/03 ..........  4/14/00     8,100,000        8,100,000        8,343,000
      Green Valley Apartments II, 13.38%, 5/1/03 ........  4/14/00     1,300,000        1,300,000        1,155,740
      Harpers Ferry Apartments, 10.44%, 12/1/01 .........  12/1/94     1,770,598        1,753,951        1,817,608
      HazelTree Apartments I, 9.30%, 12/1/03 ............  11/20/00    7,100,000        7,100,000        7,298,133
      HazelTree Apartments II, 14.88%, 11/1/03 ..........  11/20/00      887,500          887,500          905,243
      Heritage Park Apartments, 8.88%, 2/1/04 ...........  1/31/97     1,857,311        1,857,311        1,915,019
      Huntington Hills Apartments, 8.63%, 11/1/05 .......  10/2/95     1,216,002        1,209,922        1,256,578
      Johanson Arms Apartments, 9.23%, 6/1/04 ...........  5/16/96     1,982,033        1,982,406        2,060,853
      Maple Village Apartments, 9.38%, 11/1/04 ..........  10/14/94    1,141,819        1,137,547        1,190,050
      Meadowview Apartments, 9.38%, 11/1/04 .............  10/14/94      810,235          807,621          844,459
      Meridian Pointe Apartments, 8.73%, 2/1/12 .........   3/7/97     1,165,929        1,165,929        1,224,225
      Mission Village Apartments, 10.43%, 9/1/01 ........  8/11/94     2,120,172        2,109,571        2,120,172
      Parkway Village Apartments, 9.38%, 11/1/04 ........  10/14/94      786,419          783,923          819,637
      Quail Lakes Apartments I, 8.88%, 11/1/03 ..........  11/1/96     8,714,561        8,711,076        8,912,556
      Quail Lakes Apartments II, 12.88%, 11/1/03 ........   3/5/99       547,362          547,362          549,317
      Riverbrook Apartments, 8.55%, 3/1/10 ..............   3/1/00     3,075,957        3,075,957        3,229,755
      Rose Park Apartments, 9.38%, 11/1/04 ..............  10/14/94      617,183          615,310          639,641
      Royal Court Apartments, 8.88%, 10/1/04 ............  9/11/97     1,357,815        1,357,815        1,384,971
      Shelter Island Apartments, 7.63%, 12/1/08 .........  11/4/98    13,219,933       13,219,933       13,192,692
      Southlake Villa Apartments, 9.38%, 11/1/04 ........  10/14/94      784,692          781,686          807,729
      Tradewinds I, 8.95%, 10/1/01 ......................  9/30/98     9,717,526        9,717,526        9,814,702
      Valley Manor Apartments, 8.35%, 11/1/05 ...........  7/14/98     3,641,476        3,641,476        3,742,916
      WestTree Apartments, 8.90%, 11/1/10 ...............  10/12/00    5,000,000        5,000,000        5,250,000
                                                                                     ------------     ------------
                                                                                      142,033,776      142,584,490
                                                                                     ------------     ------------

  SINGLE FAMILY LOANS (19.0%):
      Arbor, 9.27%, 8/16/17 .............................  2/16/96     2,202,761        2,207,818        2,202,761
      Barclays, 9.18%, 6/7/25 ...........................  11/7/95       849,069(b)       808,799          836,996
      Bayview Financial, 7.16%, 2/21/20 .................  7/21/95       294,229(b)       251,980          281,256

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Delaware II, 8.88%, 11/27/07 ......................  6/30/93   $ 3,105,518(b)  $  2,873,480     $  2,991,593
      Fairbanks IV, 8.31%, 4/3/19 .                        11/3/94     1,973,082(b)     1,684,566        1,856,378
      Federal Mortgage, 8.50%, 12/15/20 .................  6/15/93       183,166          142,493          182,752
      First Boston II, 9.19%, 7/31/09 ...................  4/30/93     1,279,104(b)     1,142,053        1,204,382
      First Boston III, 9.13%, 2/1/13 ...................  7/29/93     1,470,684(b)     1,261,525        1,444,437
      First Boston IV, 9.13%, 3/1/12 ....................  12/17/93    1,384,919(b)     1,273,074        1,336,027
      First Boston V, 8.82%, 5/26/16 ....................  4/26/95     1,069,633(b)     1,054,926        1,073,191
      Greenwich, 9.31%, 4/16/05 .........................  2/16/96       452,072(b)       440,858          459,665
      Kidder Peabody I, 9.21%, 9/1/10 ...................  9/30/93     1,354,522(b)     1,212,617        1,340,675
      Kidder Peabody II, 9.32%, 5/1/13 ..................  3/14/94       196,397          184,969          201,236
      Knutson III, 9.28%, 4/1/15 ........................  3/26/93       634,888(b)       597,188          649,543
      Maryland National, 9.54%, 9/1/19 ..................  10/6/93       813,654(b)       735,882          804,252
      Meridian IV, 8.43%, 8/16/16 .                        1/20/95     3,564,007(b)     3,317,299        3,479,487
      Meridian V, 8.45%, 10/6/17 ........................   4/6/95     1,916,135(b)     1,829,399        1,891,863
      Minneapolis Employees Retirement Fund,
        8.40%, 2/10/14 ..................................  4/10/96     2,342,736(b)     2,173,799        2,250,291
      Mortgage Access, 10.04%, 9/30/19 ..................  6/30/93       307,294          290,197          316,513
      Nomura, 9.89%, 12/16/23 ...........................  12/16/93   13,571,995(b)    14,048,847       13,722,633
      Nomura III, 8.56%, 12/29/17                          9/29/95     8,479,312(b)     7,376,166        7,981,225
      President Homes 93-6E, Sales Inventory,
        9.76%, 11/1/22 ..................................  12/13/93      162,233          161,598          165,463
      President Homes 94-1B, Sales Inventory,
        9.63%, 11/18/23 .................................   7/1/94        99,496           98,085           98,705
      Sears Mortgage, 8.03%, 10/1/17 ....................  7/16/93       367,420          345,375          355,779
      Shearson Lehman, 9.35%, 6/1/17 ....................  5/26/93     2,222,023(b)     1,958,378        2,229,149
                                                                                     ------------     ------------
                                                                                       47,471,371       49,356,252
                                                                                     ------------     ------------

        Total Whole Loans and Participation Mortgages
          (c,d,e)  ......................................                             266,301,526      269,456,353
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (0.7%):
      First American Prime Obligations Fund .............  11/30/00    1,706,960(f)     1,706,960        1,706,960
                                                                                     ------------     ------------

        Total Investments in Securities(g)  .............                            $335,705,236     $339,636,389
                                                                                     ============     ============

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

      15  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS
(b) ON NOVEMBER 30, 2000, SECURITIES VALUED AT $107,883,441 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $11,908,000    11/15/00    6.58%   12/15/00   $ 34,822          (1)
       13,965,000    11/15/00    6.58%   12/15/00     40,838          (1)
        5,000,000     11/1/00    7.50%    12/1/00     31,229          (1)
       11,000,000    11/17/00    7.62%    12/1/00     32,597          (2)
        7,000,000     11/1/00    7.62%    12/1/00     44,450          (2)
        9,178,000    11/15/00    6.57%   12/15/00     26,800          (3)
        8,353,000    11/15/00    6.57%   12/15/00     24,391          (4)
        8,577,000    11/15/00    6.57%   12/15/00     25,045          (5)
        8,580,000    11/15/00    6.57%   12/15/00     25,054          (6)
      -----------                                   --------
      $83,561,000                                   $285,226
      ===========                                   ========

    * INTEREST RATE AS OF NOVEMBER 30, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEYDEAN WITTER:
                FHLMC, 9.00%, 7/1/30, $13,617,058 PAR
                FNMA, 6.50%, 6/1/29, $13,431,975 PAR
             (2) NOMURA:
                BARCLAYS, 9.18%, 6/7/25, $849,069 PAR
                BAYVIEW FINANCIAL, 7.16%, 2/21/20, $294,229 PAR
                DELAWARE II, 8.88%, 11/27/07, $3,086,905 PAR
                FAIRBANKS IV, 8.31%, 4/3/19, $1,973,082 PAR
                FIRST BOSTON II, 9.19%, 7/31/09, $1,319,442 PAR
                FIRST BOSTON III, 9.13%, 2/1/13, $1,438,111 PAR
                FIRST BOSTON IV, 9.13%, 3/1/12, $1,273,134 PAR
                FIRST BOSTON V, 8.82%, 5/26/16, $1,069,634 PAR
                GREENWICH, 9.31%, 4/16/05, $387,981 PAR
                KIDDER PEABODY I, 9.21%, 9/1/10, $1,354,522 PAR
                KNUTSON III, 9.28%, 4/1/15, $634,888 PAR
                MARYLAND NATIONAL, 9.54%, 9/1/19, $813,653 PAR
                MERIDIAN IV, 8.43%, 8/16/16, $3,151,910 PAR
                MERIDIAN V, 8.45%, 10/6/17, $1,916,135 PAR
                MINNEAPOLIS EMPLOYEES RETIREMENT FUND, 8.40%, 2/10/14,
             $2,263,437 PAR
                NOMURA, 9.89%, 12/16/23, $13,424,395 PAR
                NOMURA III, 8.56%, 12/29/17, $8,479,312 PAR
                SHEARSON LEHMAN, 9.35%, 6/1/17, $2,222,023 PAR
             (3) NOMURA:
                FNMA, 7.50%, 4/1/30, $9,648,588 PAR
             (4) NOMURA:
                FNMA, 7.50%, 5/1/30, $8,706,443 PAR
             (5) NOMURA:
                FNMA, 8.00%, 5/1/30, $8,775,431 PAR
             (6) NOMURA:
                FNMA, 8.00%, 6/1/30, $8,665,014 PAR
             THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE
               AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $40,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $40,000,000 LENDING COMMITMENT.
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT NOVEMBER 30, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

    Commercial Loans:
             1200 WASHINGTON - MINNEAPOLIS, MN
             4295/4299 SAN FELIPE ASSOCIATES LP - HOUSTON, TX
             ACADEMY SPECTRUM - COLORADO SPRINGS, CO
             AIRPORT PLAZA OFFICES - ALBUQUERQUE, NM
             BLACKLAKE PLACE I & II - OLYMPIA, WA
             BLACKLAKE PLACE III - OLYMPIA, WA
             BROOKHOLLOW WEST AND NORTHWEST TECHNICAL CENTER - HOUSTON, TX COMMERCE CENTER - ALBUQUERQUE, NM
             CUBB PROPERTIES MOBILE HOME PARK - NEW YORK, NY
             DENMARK HOUSE OFFICE BUILDING I - HOUSTON, TX
             DENMARK HOUSE OFFICE BUILDING II - HOUSTON, TX
             DUNCAN OFFICE BUILDING - OLYMPIA, WA
             INDIAN STREET SHOPPES - STUART, FL
             JACKSON STREET PARKING LOT - PHOENIX, AZ
             JACKSON STREET WAREHOUSE - PHOENIX, AZ
             JEFFERSON OFFICE BUILDING - OLYMPIA, WA
             JOHN BROWN OFFICE BUILDING - HOUSTON, TX
             KIMBALL PROFESSIONAL OFFICE BUILDING - GIG HARBOR, WA
             LAKE POINTE CORPORATE CENTER - MINNEAPOLIS, MN
             LAX AIR FREIGHT CENTER - INGLEWOOD, CA
             MERIDIAN CORPORATE CENTER - BOCA RATON, FL
             NORTH AUSTIN BUSINESS CENTER - AUSTIN, TX
             ONE METRO SQUARE OFFICE BUILDING - FARMERS BRANCH, TX
             PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
             PILOT KNOB SERVICE CENTER - MENDOTA HEIGHTS, MN
             PMG PLAZA - FORT LAUDERDALE, FL
             SANTA MONICA CENTER - WEST HOLLYWOOD, CA
             SHOPPES AT JONATHANS LANDING - JUPITER, FL

    Multifamily Loans:
             AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
             ARBOR PARKS AND WOODRIDGE APARTMENTS - DALLAS AND FORT WORTH, TX BLUFF CREEK APARTMENTS I - OKLAHOMA CITY, OK
             BLUFF CREEK APARTMENTS II - OKLAHOMA CITY, OK
             BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
             CLACKAMAS TRAIL APARTMENTS - CLACKAMAS, OR
             CRESCENT OAKS APARTMENTS I - FORT WORTH, TX
             CRESCENT OAKS APARTMENTS II - FORT WORTH, TX
             EL TORO BLANCO APARTMENTS - COLORADO SPRINGS, CO
             FALLS APARTMENTS - COLORADO SPRINGS, CO
             FARONIA SQUARE APARTMENTS - MEMPHIS, TN
             GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
             GRAND FORKS MULTIFAMILY - GRAND FORKS, ND
             GREEN VALLEY APARTMENTS I - RICHARDSON, TX
             GREEN VALLEY APARTMENTS II - RICHARDSON, TX
             HARPERS FERRY APARTMENTS - LAFAYETTE, LA
             HAZELTREE APARTMENTS I - PHOENIX, AZ
             HAZELTREE APARTMENTS II - PHOENIX, AZ
             HERITAGE PARK APARTMENTS - LIVERPOOL, NY
             HUNTINGTON HILLS APARTMENTS - MANKATO, MN
             JOHANSON ARMS APARTMENTS - KINGSBURG, CA
             MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
             MEADOWVIEW APARTMENTS - WEST JORDAN, UT
             MERIDIAN POINTE APARTMENTS - KALISPELL, MT
             MISSION VILLAGE APARTMENTS - TUCSON, AZ
             PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
             QUAIL LAKES APARTMENTS I - OKLAHOMA CITY, OK
             QUAIL LAKES APARTMENTS II - OKLAHOMA CITY, OK
             RIVERBROOK APARTMENTS - TAMPA, FL
             ROSE PARK APARTMENTS - VERNAL, UT
             ROYAL COURT APARTMENTS - MIAMI BEACH, FL
             SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
             SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
             TRADEWINDS I - DALLAS, TX
             VALLEY MANOR APARTMENTS - HASTINGS, MN
         WESTREE APARTMENTS - COLORADO SPRINGS, CO

--------------------------------------------------------------------------------

      16  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
    Single Family Loans:
             ARBOR - 29 LOANS, NEW YORK
             BARCLAYS - 5 LOANS, MIDWESTERN UNITED STATES
             BAYVIEW FINANCIAL - 4 LOANS, MARYLAND AND VIRGINIA
             DELAWARE II - 96 LOANS, UNITED STATES
             FAIRBANKS IV - 20 LOANS, UNITED STATES
             FEDERAL MORTGAGE - 1 LOAN, CONNECTICUT
             FIRST BOSTON II - 32 LOANS, UNITED STATES
             FIRST BOSTON III - 49 LOANS, UNITED STATES
             FIRST BOSTON IV - 37 LOANS, UNITED STATES
             FIRST BOSTON V - 19 LOANS, UNITED STATES
             GREENWICH - 6 LOANS, COLORADO
             KIDDER PEABODY I - 45 LOANS, UNITED STATES
             KIDDER PEABODY II - 2 LOANS, TEXAS AND VIRGINIA
             KNUTSON III - 13 LOANS, UNITED STATES
             MARYLAND NATIONAL - 12 LOANS, UNITED STATES
             MERIDIAN IV - 55 LOANS, UNITED STATES
             MERIDIAN V - 33 LOANS, UNITED STATES
             MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 69 LOANS, MINNESOTA MORTGAGE ACCESS - 2 LOANS, NEW JERSEY
             NOMURA - 375 LOANS, UNITED STATES
             NOMURA III - 138 LOANS, UNITED STATES
             PRESIDENT HOMES, 93-6E SALES INVENTORY - 2 LOANS, IOWA
             PRESIDENT HOMES, 94-1B SALES INVENTORY - 1 LOAN, IOWA
             SEARS MORTGAGE - 6LOANS, UNITED STATES
             SHEARSON LEHMAN - 57 LOANS, UNITED STATES
    (e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT
         BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $275,066,353 OR 106.1% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS
    (g) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 7,543,289
      GROSS UNREALIZED DEPRECIATION.......   (3,632,963)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 3,910,326
                                            ===========

--------------------------------------------------------------------------------

      17  2000 Semiannual Report - American Strategic Income Portfolio III

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected to decrease the size
                          of its Board of Directors to eight directors. The following votes were cast regarding this matter:

   SHARES        SHARES
   VOTED         VOTED         BROKER
   "FOR"       "AGAINST"     ABSTENTIONS  NON VOTES
 ----------  --------------  -----------  ---------
 19,772,191        53,197        97,403          --

                      (2) The fund's shareholders elected the following
                          directors:

                                            SHARES
                                            VOTED     SHARES WITHHOLDING
                                            "FOR"     AUTHORITY TO VOTE
                                          ----------  ------------------
Robert J. Dayton .......................  19,818,616          104,177
Roger A. Gibson ........................  19,817,132          105,661
Andrew M. Hunter III ...................  19,816,916          105,877
Leonard W. Kedrowski ...................  19,819,132          103,661
John M. Murphy, Jr. ....................  19,819,132          103,661
Robert L. Spies ........................  19,816,332          106,461
Joseph D. Strauss ......................  19,819,132          103,661
Virginia L. Stringer ...................  19,817,432          105,361

                      (3) The fund's shareholders ratified the selection by the
                          fund's Board of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending November 30, 2000. The following votes were cast regarding this matter:

   SHARES        SHARES
   VOTED         VOTED         BROKER
   "FOR"       "AGAINST"     ABSTENTIONS  NON VOTES
 ----------  --------------  -----------  ---------
 19,806,355        31,130        85,307          --

                      (4) The fund's shareholders voted on a proposal to change
                          the fund's investment restriction governing investments in real estate. This proposal did not pass. The following votes were cast regarding this matter:

   SHARES        SHARES
   VOTED         VOTED         BROKER
   "FOR"       "AGAINST"     ABSTENTIONS  NON VOTES
 ----------  --------------  -----------  ---------
 3,222,862       2,554,713      164,979          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Cumulative repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (1,203,423 shares).

--------------------------------------------------------------------------------

      18  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Equiserve at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient

--------------------------------------------------------------------------------

      19  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------
                      to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

                      There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

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      20  2000 Semiannual Report - American Strategic Income Portfolio III

--------------------------------------------------------------------------------

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

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      21  2000 Semiannual Report - American Strategic Income Portfolio III

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      American Strategic Income Portfolio III
      2000 SEMIANNUAL REPORT
















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